UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2023 (November 22, 2023)

Social Leverage Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware	001-40059	85-4095616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8390 E. Via De Ventura

Suite F110-207

Scottsdale, Arizona 85258

(Address of principal executive offices, including zip code)

(302) 492-7522

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value and one-fourth of one redeemable warrant	SLACU	The Nasdaq Stock Market LLC
Class A common stock, included as part of the units	SLAC	The Nasdaq Stock Market LLC
Redeemable warrants, included as part of the units	SLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 22, 2023, Social Leverage Acquisition Corp I, a Delaware corporation (the “Company”), received a letter (the “Letter”) from the staff (the “Staff”) at The Nasdaq Global Market (“Nasdaq Global”) notifying the Company that the Staff has determined to delist the Company’s securities listed on Nasdaq Global (including the Common Stock, Units and Warrants) (the “Securities”) because it has not regained compliance with the Market Value of Listed Securities (“MVLS”) standard. The market value of the Company’s listed Securities was below the $50,000,000 minimum MVLS requirement for continued listing on Nasdaq Global under Nasdaq Listing Rule 5450(b)(2)(A) (the “MLVS Rule”). As previously reported by the Company on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2023, the Staff initially notified the Company on April 3, 2023 that the minimum MVLS for the Company’s Securities were below the $50,000,000 minimum MVLS requirement for the previous 30 consecutive trading days, and in accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company was provided 180 calendar days, or until October 2, 2023, to regain compliance with the MVLS Rule.

Pursuant to the Letter, unless the Company requests a hearing to appeal this determination by 4:00 p.m. Eastern Time on November 29, 2023, the Company’s Securities will be suspended at the opening of business on December 1, 2023, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s Securities from listing and registration on The Nasdaq Stock Market LLC. The Letter further notes that the Company may want to consider applying to list its Securities on The Nasdaq Capital Market (“NasdaqCM”), provided it satisfies the requirements for continued listing on NasdaqCM. If the Company decides to apply to transfer its listing to NasdaqCM (the “Transfer”), the application and applicable listing fees are due by November 29, 2023.

As such, on November 27, 2023, the Company initiated such Transfer and requested a hearing to stay the suspension of trading of the Company’s Securities. The Company’s Securities will continue to trade on Nasdaq Global until the hearing process concludes and the Nasdaq Hearings Panel (the “Panel”) issues a final written decision. The hearing will be held on March 7, 2024. There can be no assurance that the Company’s request for a suspension of delisting or its Transfer to NasdaqCM will be granted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Leverage Acquisition Corp I
Date: November 28, 2023
	By:	/s/ Douglas Horlick
	Name:	Douglas Horlick
	Title:	President and Chief Operating Officer

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